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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                  CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest reported) January 29, 2001
                                           ----------------


                      MACKENZIE INVESTMENT MANAGEMENT INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its chapter)



          DELAWARE                   000-17994                  59-2522153
----------------------------        ------------            -------------------
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)            Identification No.)


700 SOUTH FEDERAL HIGHWAY, SUITE 300
BOCA RATON, FL                                                     33432
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(Address of principal executive offices)                        (Zip Code)




       Registrant's telephone number, including area code (561) 393-8900


                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report)






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ITEM 5.  Other Events

         Information called for by this item is set forth in Exhibit 99.11 filed herewith.


ITEM 7.  Exhibits

         The following exhibit is filed with this report:

EXHIBIT NO.                     DESCRIPTION
-----------                     -----------

99.11                           Press release dated January 29, 2001








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          MACKENZIE INVESTMENT MANAGEMENT INC.
                                                      (Registrant)



Date:  January 29, 2001                   /s/ Keith J. Carlson
                                          --------------------------------------
                                          Keith J. Carlson
                                          President and Chief Executive Officer





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